Exhibit 32.1



   CERTIFICATION OF PERIODIC FINANCIAL REPORTS PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



To the best of their knowledge the undersigned hereby certify that the Quarterly Report on Form 10-Q of Rollins, Inc. for the quarterly period ended September 30, 2005, fully complies with the requirements of Sections 13(a) of The
Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Rollins, Inc.




Date:  October 28, 2005       By:  /s/Gary W. Rollins
                                   ---------------------------------------------
                                    Gary W. Rollins
                                    Chief Executive Officer, President
                                    and Chief Operating Officer
                                    (Member of the Board of Directors)
                                    (Principal Executive Officer)



Date:  October 28, 2005       By:  /s/Harry J. Cynkus
                                   ---------------------------------------------
                                    Harry J. Cynkus
                                    Chief Financial Officer and Treasurer
                                    (Principal Financial and Accounting Officer)